Cavium Announces Financial Results for Q4 2014

SAN JOSE, Calif., Jan. 28, 2015 /PRNewswire/ -- Cavium, Inc. (NASDAQ: CAVM), a leading provider of semiconductor products that enable intelligent processing for enterprise, data center, wired and wireless networking, today announced financial results for the fourth quarter ended December 31, 2014.

Revenue in the fourth quarter of 2014 was $101.2 million, a 3.5% sequential increase from the $97.8 million reported in the third quarter of 2014 and a 24.8% year-over-year increase from the $81.1 million reported in the fourth quarter of 2013.

Generally Accepted Accounting Principles (GAAP) Results

Net loss attributable to the Company in the fourth quarter of 2014 was $12.0 million, or $(0.22) per diluted share, compared to net income attributable to the Company of $5.4 million, or $0.10 per diluted share in the third quarter of 2014. Gross margins were 62.1% in the fourth quarter of 2014 compared to 63.5% in the third quarter of 2014. Total cash and cash equivalents were $131.7 million at December 31, 2014.

Non-GAAP Results

Cavium believes that the presentation of non-GAAP financial measures provides important supplemental information to management and investors regarding financial and business trends relating to Cavium's financial condition and results of operations. These measures should only be used to evaluate Cavium's results of operations in conjunction with the corresponding GAAP measures. The reconciliation between GAAP and non-GAAP financial results is provided in the financial statements portion of this release.

In the fourth quarter of 2014, Non-GAAP net income was $24.5 million, or $0.42 per diluted share. Non-GAAP gross margin was 65.5% and Non-GAAP operating margin (non-GAAP income from operations as a percentage of revenue) was 24.2%.

Recent News Highlights

  December 15, 2014 - Momentum Builds for NBASE-T Alliance with Twelve New Participants
  December 1, 2014 - Cavium Accelerates Customers Time to Market with ThunderX™ Reference Platforms in Industry Standard 1U and 2U Form Factors
  December 1, 2014 - Cavium Announces Availability of ThunderX™: Industry's First 48 Core Family of ARMv8 Workload Optimized Processors for Next Generation Data Center & Cloud Infrastructure
  November 17, 2014 - Cavium was at Supercomputing 2014
  November 17, 2014 - ARM HPC Ecosystem Continues to Build Momentum with Introduction of PathScale EKOPath Compiler
  November 17, 2014 - Cray Explored Alternative Processor Technologies for Supercomputing
  November 14, 2014 - Cavium Ranked One of the Fastest Growing Companies in North America on Deloitte's 2014 Technology Fast 500™

Cavium, Inc. will broadcast its fourth quarter of 2014 financial results conference call today, January 28, 2015, at 2 p.m. Pacific time (5 p.m. Eastern time). The conference call will be available via a live web cast on the investor relations section of the Cavium website at http://www.cavium.com. Please access the website at least a few minutes prior to the start of the call in order to download and install any necessary audio software. An archived web cast replay of the call will be available on the web site for a limited period of time.

About Cavium
Cavium is a leading provider of highly integrated semiconductor products that enable intelligent processing in enterprise, data center, cloud and wired and wireless service provider applications. Cavium offers a broad portfolio of integrated, software-compatible processors ranging in performance from 100 Mbps to 100 Gbps that enable secure, intelligent functionality in enterprise, data-center, broadband/consumer and access and service provider equipment. Cavium's processors are supported by ecosystem partners that provide operating systems, tool support, reference designs and other services. Cavium's principal office is in San Jose, CA with design team locations in California, Massachusetts, India and China. For more information, please visit: http://www.cavium.com.

CAVIUM, INC.
Unaudited GAAP Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)

	Three Months Ended
	December 31, 2014	September 30, 2014
Net revenue	$101,223	$97,833
Cost of revenue	38,402	35,710
Gross profit	62,821	62,123
Operating expenses:
Research and development	55,108	40,459
Sales, general and administrative	19,314	18,141
Total operating expenses	74,422	58,600
Income (loss) from operations	(11,601)	3,523
Other expense, net:
Interest expense	(293)	(387)
Change in estimated fair value of variable interest entity's (VIE) notes payable and other	-	(103)
Other, net	(313)	(116)
Total other expense, net	(606)	(606)
Income (loss) before income taxes	(12,207)	2,917
Provision for income taxes	268	811
Net income (loss)	(12,475)	2,106
Net loss attributable to non-controlling interest	(444)	(3,327)
Net income (loss) attributable to the Company	$(12,031)	$5,433
Net income (loss) attributable to the Company per common share, basic	$(0.22)	$0.10
Shares used in computing basic net income (loss) per common share	54,249	53,786
Net income (loss) attributable to the Company per common share, diluted	$(0.22)	$0.10
Shares used in computing diluted net income (loss) per common share	54,249	55,540

CAVIUM, INC.
Unaudited Reconciliation of Non-GAAP Adjustments
(in thousands)

	Three Months Ended
	December 31, 2014	September 30, 2014
Reconciliation of GAAP research and development expenses to non-GAAP:
GAAP research and development expenses	$55,108	$40,459
Stock-based compensation and related payroll taxes	(16,128)	(5,932)
Net restructuring related expenses	(617)	(307)
Research and development expenses associated with a VIE	(8,769)	(5,870)
Non-GAAP research and development expenses	$29,594	$28,350

Reconciliation of GAAP sales, general and administrative expenses to non-GAAP:
GAAP sales, general and administrative expenses	$19,314	$18,141
Stock-based compensation and related payroll taxes	(5,969)	(5,071)
Amortization of acquired intangible assets	(33)	(35)
Net restructuring related expenses	(27)	(188)
Sales, general and administrative expenses associated with a VIE	(1,017)	(1,169)
Non-GAAP sales, general and administrative expenses	$12,268	$11,678
Total Non-GAAP operating expenses	$41,862	$40,028

Reconciliation of GAAP non-operating expenses to non-GAAP non-operating income:
GAAP non-operating expenses	$(606)	$(606)
Change in estimated fair value of VIE's notes payable and other	-	103
Non-operating expenses associated with a VIE	905	509
Total Non-GAAP non-operating income	$299	$6

CAVIUM, INC.
Unaudited Reconciliation of Non-GAAP Adjustments
(in thousands, except per share data and percentages)

	Three Months Ended
	December 31, 2014	September 30, 2014
Reconciliation of GAAP gross profit & margin to non-GAAP:
Net revenue	$101,223	$97,833
GAAP gross profit	62,821	62,123
GAAP gross margin	62.1%	63.5%

Stock-based compensation and related payroll taxes	237	254
Amortization of acquired intangible assets	1,252	1,267
Net restructuring related expenses	2,002	158
Non-GAAP gross profit	$66,312	$63,802
Non-GAAP gross margin	65.5%	65.2%

Reconciliation of GAAP income (loss) from operations to non-GAAP income from operations:
GAAP income (loss) from operations	$(11,601)	$3,523
Stock-based compensation and related payroll taxes	22,334	11,257
Amortization of acquired intangible assets	1,285	1,302
Net restructuring related expenses	2,646	653
Loss from operations of a variable interest entity	9,786	7,039
Non-GAAP income from operations	$24,450	$23,774
Non-GAAP income from operations as a percentage of revenue	24.2%	24.3%

Reconciliation of GAAP net income (loss) to non-GAAP net income:
GAAP net income (loss) attributable to the Company	$(12,031)	$5,433
Non-GAAP adjustments:
Stock-based compensation and related payroll taxes	22,334	11,257
Amortization of acquired intangible assets	1,285	1,302
Net restructuring related expenses	2,646	653
Net loss of a variable interest entity (excluding stock based compensation and related taxes) attributable to the Company	10,247	4,324
Total of non-GAAP adjustments	36,512	17,536
Non-GAAP net income	$24,481	$22,969

GAAP net income (loss) attributable to the Company per share, diluted	$(0.22)	$0.10
Non-GAAP adjustments detailed above	0.64	0.30
Non-GAAP net income attributable to the Company per share, diluted	$0.42	$0.40

GAAP weighted average shares, diluted	54,249	55,540
Non-GAAP share adjustment	4,089	2,236
Non-GAAP weighted average shares, diluted	58,338	57,776

CAVIUM, INC.
Unaudited GAAP Condensed Consolidated Balance Sheets
(in thousands)

	As of December 31, 2014	As of September 30, 2014
Assets
Current assets
Cash and cash equivalents	$131,718	$156,330
Accounts receivable, net	48,199	45,278
Inventories	51,922	54,083
Prepaid expenses and other current assets	9,130	7,240
Total current assets	240,969	262,931
Property and equipment, net	56,963	33,298
Intangible assets, net	37,644	39,082
Goodwill	71,478	71,478
Other assets	1,806	1,863
Total assets	$408,860	$408,652

Liabilities and Equity
Current liabilities
Accounts payable	$26,447	$23,039
Other accrued expenses and other current liabilities	8,326	9,640
Deferred revenue	6,285	7,786
Notes payable and other	-	29,800
Capital lease and technology license obligations	23,002	17,066
Total current liabilities	64,060	87,331
Capital lease and technology license obligations, net of current	22,894	10,198
Deferred tax liability	2,292	2,675
Other non-current liabilities	2,931	2,532
Total liabilities	92,177	102,736

Equity
Common stock	54	54
Additional paid-in capital	488,981	488,012
Accumulated deficit	(172,352)	(160,321)
Total stockholders' equity attributable to the Company	316,683	327,745
Non-controlling interest	-	(21,829)
Total equity	316,683	305,916
Total liabilities and equity	$408,860	$408,652

CONTACT: Art Chadwick, Vice President of Finance and Administration and Chief Financial Officer, Tel: (408) 943-7104, Email: art.chadwick@cavium.com; or Angel Atondo, Senior Marketing Communications Manager, Tel: (408) 943-7417, Email: angel.atondo@cavium.com